SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant                     /X/

Filed by a party other than the registrant  / /

Check the appropriate box:

/ /  Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                             QUAKER INVESTMENT TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                                 NOT APPLICABLE

                       IMPORTANT NEWS FOR QUAKER ENHANCED
                         STOCK MARKET FUND SHAREHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE'S A BRIEF OVERVIEW OF MAJOR MATTERS TO BE VOTED UPON.

                    Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q.   WHAT IS HAPPENING?

A. Fiduciary Asset Management Co. ("FAMCO"), the Investment Advisor to the Quaker Enhanced Stock Market Fund (the "Fund") is resigning, effective February 26, 1999. As a result, the Board of Trustees of the Fund has undertaken a search for a new Advisor and has chosen Compu-Val Investments, Inc. ("Compu-Val") 1702 Lovering Avenue, Wilmington, Delaware, 19806, to be the Fund's new Advisor. Compu-Val currently serves as Advisor to the Quaker Mid-Cap Value Fund, and will continue to serve in that capacity. You are being asked to vote to approve the Board's choice of Compu-Val as Advisor to the Fund.

     During the negotiations between the Board of Trustees and Compu-Val relating to the Fund, Compu-Val proposed, and the Board approved, changes to certain fundamental investment policies of the Fund. The Board, after full deliberations, has approved a change in the investment objectives and policies of the Fund from its present investment approach to a large-cap value oriented approach with tax-enhanced investing techniques. You are being asked to approve the change in fundamental investment policy.

     In keeping with the new investment policy of the Fund, the Board has also approved a change in the name of the Fund. The Board has chosen "The Quaker Large-Cap Value Fund" to be the new name for the Fund. You are being asked to ratify the Board's decision.

     The Board also seeks your vote to approve a revised Rule 12b-1 Plan* for the Fund, and to ratify an increase in the fees paid to the Fund's sponsor, Quaker Funds, Inc.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENTS?

A. The Investment Company Act of 1940 (the "Act") requires a vote of the shareholders of a fund whenever there is a change in control of an investment manager, or a material change to an existing investment management agreement. Accordingly, the changeover in Advisors requires your approval under the Act.

Q. WHY AM I BEING ASKED TO VOTE ON A CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT POLICIES?

A. The Investment Company Act of 1940 (the "Act") requires a vote of the shareholders of a fund whenever there is a change in any investment policy which is "fundamental" to the operation of the Fund. Accordingly, the proposed change in the investment policies of the Fund requires your approval under the Act.

Q.   WHY AM I BEING ASKED TO VOTE ON A PROPOSED NEW 12B-1 DISTRIBUTION PLAN?

A. The Investment Company Act of 1940 requires a vote of a fund's shareholders whenever there is a material amendment to, or an assignment of, a 12b-1 Plan. The 12b-1 Plan for the Fund currently is between the Fund and FAMCO. After full consideration, the Board has decided to continue the 12b-1 Plan with Compu-Val, which requires a new plan and shareholder approval.

Q. WHY AM I BEING ASKED TO RATIFY A NEW NAME FOR THE FUND AND NEW FEES TO THE FUND'S SPONSOR?

A. The Board believes that it is in the best interests of the Fund if you know what the Board is doing and approve of its actions. Since your vote is already required on a number of other items relating to the Fund, the Board felt it appropriate to seek your approval on these items as well.

Q.   HOW WILL THESE CHANGES AFFECT ME AS A FUND SHAREHOLDER?

     A. Your Fund will not change. You will still own the same shares in the same Fund. Your Board has made every effort to choose a successor Advisor who can provide excellent service and above-average returns to your Fund. Compu-Val has committed to provide all resources necessary to provide your Fund with top quality investment management and shareholder services. If you approve the change in the Fund's fundamental investment policies, Compu-Val believes that it will be much better able to achieve significantly enhanced performance in the Fund relative to past returns. The fees paid by your Fund will increase. The advisory fees will increase by 0.25% per annum, and the fees paid by the Fund to its sponsor will increase by 0.05% per year. The Board has agreed that these increases are necessary in order for the Fund's service providers to be able to deliver quality service to the Fund and you, as its shareholder.

Q.   WILL THE INVESTMENT ADVISORY AND RULE 12B-1 FEES BE THE SAME?

A. The Investment Advisory fees under the new agreement with Compu-Val will increase, from 0.50% to 0.75%. The Rule 12b-1 fees will stay the same.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board members of the Fund, including the independent members, recommend that you vote "For" all the items on the enclosed ballot.

Q.   WHO  IS  PAYING  THE  COST  OF  THE  SHAREHOLDER  MEETING  AND  THIS  PROXY
     SOLICITATION?

A. Compu-Val is paying the costs of the Fund's shareholder meeting and proxy solicitation. Quaker Funds, Inc. will pay the legal costs associated with this proxy.

Q.   WHOM DO I CALL FOR MORE INFORMATION?

A.   Please call Shareholder Services at 1-800-220-8888

--------------------------------------------------------------------------------
* Rule 12b-1 of the Investment Company Act of 1940 sets forth the terms under which an investment company (mutual fund) may use fund assets to pay for the distribution of fund shares. Declaration Distributors, Inc., the principal underwriter and distributor for each fund, distributes each fund's shares according to a Rule 12b-1 plan.

                                ABOUT THE BALLOT

Shown below is the ballot that you will use to vote on the matters described above and hereafter in these proxy materials.

1. Approve a new investment management agreement with Compu-Val Investments, Inc. on different terms from the current agreement between the Fund and Fiduciary Asset Management Co.

     For                       Against                    Abstain
     / /                       / /                        / /

2. Approve new fundamental investment policies for the Fund changing to a large-cap value oriented approach with tax enhanced investing techniques.

     For                       Against                    Abstain
     / /                       / /                        / /

3. Ratify a change in the Fund's name from the Quaker Enhanced Stock Market Fund to the Quaker Large-Cap Value Fund.

     For                       Against                    Abstain
     / /                       / /                        / /

4. Ratify an increase in the fees paid to the Fund's sponsor, Quaker Funds, Inc., from 0.20% per annum to 0.25% per annum.

     For                       Against                    Abstain
     / /                       / /                        / /

5. Approve a new Rule 12b-1 distribution plan on the same terms as the current plan.

     For                       Against                    Abstain
     / /                       / /                        / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                        Date

X
--------------------------------------------------------------------------------
Signature                                                        Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!
--------------------------------------------------------------------------------

Quaker Investment Trust
1288 Valley Forge Road, Suite 76
Valley Forge, Pennsylvania  19482

TELEPHONE 1-800-220-8888
                                                               February 15, 1999
Dear Shareholder:

     As you read in the Questions and Answers (Q & A) on page 1, the Advisor to your Fund has resigned and must be replaced.

     We're sending this proxy statement to you because your vote is important to the changes taking place in your Fund. Because of the change of Advisors, it is necessary for you to approve a new investment management agreement and a new Rule 12b-1 Plan. The Board also seeks your approval of a change in the Fund's fundamental investment policies in order to allow the new Advisor to manage the assets of the Fund for the greatest possible return to you.

     Finally, the Board is asking you to ratify its decisions to change the name of the Fund and to approve an increase in the annual fee paid by the Fund to the Fund's sponsor.

     As you review these materials, please keep in mind that if the new investment management agreement and Rule 12b-1 Plan are approved, your fund shares will not change. The advisory fees charged to your fund will increase, as will the fee paid to the Fund's sponsor, but the fee rate payable under the fund's rule 12b-1 plan will stay the same. If you approve the new investment management agreement and Rule 12b-1 Plan, you should continue to receive the high quality investment management and shareholder services that you have come to expect.

     Your Board of Trustees has approved the proposals and recommends them for your approval. I encourage you to vote in favor of the proposals. Please read the enclosed materials carefully before you vote on these proposals. The materials explain in detail the reasons for the changes being proposed to you by this proxy.

PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

Sincerely,

/s/ Peter F. Waitneight
Chairman
--------------------------------------------------------------------------------

                             QUAKER INVESTMENT TRUST
                        1288 Valley Forge Road, Suite 76
                             Valley Forge, PA 19482
                            TELEPHONE 1-800-220-8888

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      FEBRUARY 26, 1999 AND PROXY STATEMENT
                                February 15, 1999

To the Shareholders:

You are invited to attend a special meeting of shareholders of the Quaker Enhanced Stock Market Fund (the "Fund"), a series of the Quaker Investment Trust (the "Trust"):

The meeting will be held at 1288 Valley Forge Road, Suite 76, Valley Forge, PA 19482 on Friday, February 26, 1999 at 10:00 a.m., Eastern time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

     1. To approve a new investment management agreement with Compu-Val Investments, Inc.

     2. To approve a change in the fundamental investment policies of the Fund, to a policy of investing in large-cap value stocks and employing tax-enhancing investment techniques.

     3.   To ratify a change in the Fund's  name to the Quaker  Large-Cap  Value
          Fund

     4. To ratify an increase in the fees paid to the Fund's sponsor, Quaker Funds, Inc.

     5. To approve a new Rule 12b-1 distribution plan on the same terms as the current plan.

The Board of Trustees of your Fund has selected the close of business on January 31, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

--------------------------------------------------------------------------------
PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Trustees (the "Board") of the Quaker Investment Trust for voting at the special meeting of shareholders to be held on Friday, February 26, 1999, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about February 16, 1998.

THE SERIES FUNDS. Quaker Investment Trust("Quaker" or the "Trust") is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions.

     The series of Quaker include:

Quaker Enhanced Stock Market Fund
Quaker Core Equity Fund
Quaker Aggressive Growth Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Fixed Income Fund

Each Fund presently offers a single class of shares, the No-Load Class. Shares of each Fund represent a proportionate interest in that Fund.

The items to be approved pursuant to this proxy only affect the shareholders of the Quaker Enhanced Stock Market Fund (the "Fund"). Only the shareholders of the Fund are being asked to vote on five items, approval of a new investment management agreement with Compu-Val Investments, Inc., a change in certain fundamental investment policies of the Fund, a change in the name of the Fund, an increase in the fees paid to the Fund's sponsor, Quaker Funds, Inc., and approval of a new 12b-1 Plan of Distribution. The Board of Trustees of your Fund recommends an affirmative vote on all items. The vote required to approve each item is described under the section of this proxy statement entitled "Miscellaneous."

The Board of Trustees has fixed the close of business on January 31, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of January 31, 1999, the Fund had 126,544.85 Shares issued and outstanding.

ITEM 1. NEW INVESTMENT MANAGEMENT AGREEMENT WITH COMPU-VAL INVESTMENTS, INC.

INTRODUCTION

Fiduciary Asset Management Co. ("FAMCO"), the current investment Advisor to the Fund, has resigned as Advisor, effective February 26, 1999. FAMCO resigned as Advisor in order to allow the Trust to seek other means of enhancing the asset growth and performance of the Fund. FAMCO's resignation was entirely voluntary, and was undertaken solely in an effort to enhance the future prospects for the Fund. As a result, the Board of Trustees for the Fund has undertaken a nationwide search to find a new Advisor, and after full consideration, has chosen Compu-Val Investments, Inc. ("Compu-Val") to be the new Advisor for the Fund (the "Changeover").

Compu-Val was established as a Delaware corporation in 1974, and is registered under the Investment Advisors Act of 1940, as amended. Compu-Val currently serves as investment advisor to over $170 million in assets, including serving as investment advisor to the Quaker Mid-Cap Value Fund. It has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Mid-Cap Value Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since 1974. Compu-Val 's address is 1702 Lovering Avenue, Wilmington, Delaware, 19806. CVI is controlled by James Kalil, Ph.D. and Donald
J. Kalil.

Christopher O'Keefe, Director of Equity Research for Compu-Val since 1995, is the Fund's portfolio manager. From 1989 to 1995, Mr. O'Keefe was an investment analyst with CoreStates investment Advisers, Philadelphia, PA.

The replacement of FAMCO by Compu-Val will constitute an "assignment" of the Fund's current investment management agreement, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"). As required by the 1940 Act, each current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the resignation of FAMCO, a new investment management agreement between Quaker and Compu-Val ("management agreement") is being proposed for approval by shareholders of the Fund. A copy of the form of the new management agreement is attached hereto as Exhibit A. The new management agreement for the Fund is on the same terms as the current management agreement, except that the management fee to be paid to Compu-Val is 0.75% per annum instead of 0.50% per annum.

BOARD OF TRUSTEES RECOMMENDATION

The Board met on January 20, 1999 to consider the Changeover and the qualifications of Compu-Val. The Board of Quaker, including a majority of the Trustees who are not parties to such agreement or interested persons of any such party, voted to approve the new management agreement and to recommend it to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 1.

The Board recommends that shareholders vote FOR approval of the new management agreement.

INVESTMENT MANAGEMENT AGREEMENT

The current and new management agreements both provide that the Fund's Advisor will act as investment Advisor, manage its investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, provide shareholder and information services and permit any of its officers or employees to serve without compensation as Trustees or officers of Quaker if duly elected to such positions. Under the current and new management agreements, Quaker agrees to assume and pay the charges and expenses of its operations including, by way of example and not by way of limitation, the compensation of the Trustees other than those affiliated with the investment manager, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of Quaker and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by Quaker, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, other like miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.

Listed below is a comparison of the annual management fee rates as a percentage of average daily net assets payable under the current management agreement and the new management agreement for the Fund.

                  CURRENT AGREEMENT         NEW AGREEMENT
                  -----------------         -------------
                         0.50%                   0.75%

Each management agreement provides that the Advisor shall not be liable for any error of judgment or of law, or for any loss suffered by Quaker in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

Each management agreement may be terminated by Quaker without penalty upon sixty
(60) days written notice by Quaker or Compu-Val, or by a majority vote of the outstanding shares of the Fund, and automatically terminates in the event of its assignment.

The new management agreement for the Fund will be dated as of February 26, 1999. The new management agreement will continue in effect for an initial term of two years, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

At the Board meeting on January 20, 1999, the Board voted to recommend the new agreement to the Fund's shareholders for their approval.

BOARD OF TRUSTEES EVALUATION

At a regular meeting of the Board on January 20, 1999, the Board discussed its options with respect to the resignation of FAMCO, previously communicated to the Board. The Board agreed that it would be necessary and in the best interests of the Fund to replace the Advisor. Having previously directed management of the Trust to search for a new Advisor, the Board evaluated several potential replacement Advisors, as presented to the Board by management. In addition, counsel to the Fund and the independent Trustees prepared and distributed an analysis of the Board's fiduciary obligations. The Trustees discussed the recommendations of management and reviewed their fiduciary obligations. There was extended discussion of, and questioning about, Compu-Val's qualifications as an investment Advisor and its plans for the Fund. As a result of their investigation and consideration of Compu-Val and the new management agreement, at its meeting on January 20, 1999, the Board voted to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

During its deliberations, the Board used outside assistance in its analysis of Compu-Val's financial status and other aspects of the Changeover to help evaluate the potential effects upon the Fund and Quaker. Throughout the review process the independent Trustees had the assistance of legal counsel.

The Board obtained from Compu-Val information regarding Compu-Val and the future plans of Compu-Val with respect to the Fund. Included in the information furnished to and discussed with the Board were financial statements and other representations of the financial condition of Compu-Val.

In connection with the Board's consideration of Compu-Val, the Board noted that Compu-Val was already serving as Advisor to another fund in the Quaker Family of Funds, and that its performance had been satisfactory. Due to the existing relationship between the Trust and Compu-Val, the Board was more comfortable with Compu-Val's qualifications.

In evaluating the new management agreement, the Board took into account that the new management agreement for the Fund, including the terms relating to the services to be provided and the fees and expenses payable by Quaker, is on the same terms as the current management agreement, except for an increase in management fees. In that regard, the Board examined the proposed fees in light of fees paid to other Advisors for similar funds, and for Advisors as a whole, in light of the duties and responsibilities of the Advisor. As a result of its deliberations, the Board found that, in the exercise of its reasonable business judgement, the proposed management fee to be paid to Compu-Val under the new management agreement was fair and reasonable.

The Board considered a number of factors in its evaluation of the proposed new agreement, including the nature and quality of services provided by Compu-Val; investment performance, both of Compu-Val itself and relative to that of competitive investment Advisors; investment management fees and expense ratios of Quaker and competitive investment companies; expected Compu-Val profitability from managing the Fund; fall-out benefits to Compu-Val from its relationship to Quaker, including revenues derived from services provided to Quaker by affiliates of Compu-Val; and the potential benefits to Compu-Val and to Quaker and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. The Board discussed the Changeover and the financial condition of Compu-Val with the senior management of Compu-Val and among themselves.

In evaluating the new management agreement, the Board gave great, though not controlling, weight to the nature and quality of services provided by Compu-Val; investment performance, both of Quaker itself and relative to that of competitive investment companies; investment management fees and expense ratios of Quaker and competitive investment companies; Compu-Val profitability from managing the Fund; fall-out benefits to Compu-Val from its relationship to Quaker, including revenues derived from services provided to Quaker by affiliates of Compu-Val; and the potential benefits to Compu-Val and to Quaker and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms, were all equally important factors leading the Board to conclude that the new management agreement would be of benefit to the Fund. Of equal importance to the Board were its findings that the financial condition of Compu-Val, its ongoing financial viability, and its assurances to the Board that it would continue to provide services to the Fund at the same level and in the same manner as in the past, as well as the Board's past history with Compu-Val, made it more likely that Compu-Val would perform well for the Fund's shareholders.

As a result of their investigation and consideration of the Changeover and the new management agreement, at its meeting on January 20, 1999, the Board voted to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of Quaker recommends that shareholders of the Equity fund vote FOR approval of the new management agreement.
--------------------------------------------------------------------------------

ITEM 2. NEW FUNDAMENTAL INVESTMENT POLICIES FOR THE  FUND.

INTRODUCTION

At a regular meeting of the Board of Trustees on January 20, 1999, Compu-Val proposed a change in certain of the Fund's fundamental investment policies. Presently, the Fund invests in a portfolio of securities whose diversification, market capitalization and volatility risk characteristics is designed to approximate those of the Standard & Poors 500 Index (the "S&P 500"), while also seeking to identify industry sectors and individual securities which offer the opportunity to exceed the total return of the S&P 500. Currently, the Fund may contain up to 300 issues, and may not contain a representation of all sectors comprising the S&P 500. In contrast to other funds whose stated investment objective is to passively track the performance of S&P 500 by maintaining an investment portfolio substantially identical to the S&P 500, the Fund is actively managed with constant attention to proprietary models designed to track the S&P 500 in risk and volatility, yet exceed the S&P 500 in potential price appreciation.

Compu-Val proposed to the Board that the investment objective of the Fund be changed, and that the Fund concentrate its investments in large-cap value stocks. Large-cap companies are defined as those companies that have a total market capitalization in excess of $6 billion. In selecting securities for the portfolio of the Fund, Compu-Val proposed that it use the same approach to investing that it uses in managing the investment of the Quaker Mid-Cap Value Fund; namely to seek asset-rich and earnings rich companies, selling at relatively low market valuations, with attractive growth and momentum characteristics. Compu-Val would employ the same analytical techniques used to select securities for the Mid-Cap Fund, using its cash flow based, dividend discount model. Compu-Val has extensive experience in the both the mid-cap and large-cap markets.

Compu-Val also proposed that the Fund seek to invest in a manner designed to minimize adverse tax consequences to shareholders. In that regard, Compu-Val proposed that the Fund employ tax-enhanced investment techniques similar to those currently being employed for the Quaker Core Equity Fund. This investment policy involves minimizing portfolio turnover. Excessive portfolio turnover can result in the realization of short term and long term capital gains, the taxation of which is normally passed on to shareholders.

The adoption of the investment policies described above will constitute a material alteration of some, but not all, of the Fund's fundamental investment policies, and under the Investment Company Act of 1940 (the "1940 Act"), such a material change must be approved by the shareholders of the affected fund. Accordingly, you are being asked to approve the new investment policies. All other fundamental policies of the Fund not specifically addressed in this proxy will remain unchanged.

BOARD OF TRUSTEES RECOMMENDATION

The Board met on January 20, 1999 to consider the proposed new investment policies. The Board of Quaker, including a majority of the Trustees who are not parties to such agreement or interested persons of any such party, voted to approve the new investment policies and to recommend them to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Trustees Evaluation" near the end of this
Item 2.

The Board recommends that shareholders vote FOR approval of the new fundamental investment policies.

BOARD OF TRUSTEES EVALUATION

At a regular meeting of the Board on January 20, 1999, the Board considered the proposal of Compu-Val to change the investment policies of the Fund to concentrate the Fund's investments in large-cap stocks and to employ investment techniques designed to minimize taxation to shareholders. The Board discussed its options with respect to Compu-Val's request in light of Compu-Val's performance as investment Advisor to the Mid-Cap Fund over the Fund's lifetime. There was extended discussion of, and questioning about, Compu-Val's qualifications as an investment advisor, its past performance history and its future plans for the Fund. There was also extended discussion of the likelihood that such a change would result in a positive benefit for the shareholders of the Fund. As a result of their investigation and consideration of Compu-Val's proposal, at its meeting on January 20, 1999, the Board voted to approve the new investment policies and to recommend them to the shareholders of the Fund for their approval.

During its deliberations, the Board used outside assistance in its analysis of Compu-Val's historical performance in the area of large-cap stock investing and other aspects of Compu-Val to help evaluate the potential effects upon the Fund and Quaker. Throughout the review process the independent Trustees had the assistance of legal counsel.

As a result of their investigations and considerations, at its meeting on January 20, 1999, the Board voted to approve the new investment policies and to recommend them to the shareholders of the Fund for their approval.

The Board of Quaker recommends that shareholders of the Fund vote FOR approval of the new investment policies.
--------------------------------------------------------------------------------

ITEM 3.  NAME CHANGE FOR THE FUND

As described above, at its meeting on January 20, 1999, the Board of Trustees of the Fund voted to change certain fundamental investment policies of the Fund and recommend that the shareholders of the Fund approve those changes. Because the Board anticipates that such changes will be approved, the Fund's current name will no longer accurately reflect the investment policies and strategies of the Fund. Accordingly, the Board, after full consideration, approved a change in the Fund's name, from the Quaker Enhanced Stock Market Fund to the Quaker Large-Cap Value Fund.

In deciding to change the Fund's name, the Board determined that the name of the Fund should reflect the actual investment policies and philosophies of the Fund to the greatest extent possible. The Board also desired to give the Fund a name that would be both descriptive, accurate, and that would compliment the other Funds in the Trust. Accordingly, after full deliberation, the Board voted to rename the Fund the Quaker Large-Cap Value Fund.

The Board, at its meeting on January 20, 1999, agreed that the shareholders of the Fund have an opportunity to ratify the Board's choice. Accordingly, the name change is being submitted for ratification. If the fundamental investment policy changes described in Item 2 above are not approved, the Board will take appropriate action with respect to the Fund's name.

The Board of Quaker recommends that shareholders of the Fund vote FOR approval of the name change for the Fund.

ITEM 4.  APPROVAL OF AN INCREASE IN FEES TO THE FUND'S  SPONSOR,  QUAKER  FUNDS,
         INC.

At its meeting on January 20, 1999, the Board considered an increase in the fees paid to the Fund's sponsor, Quaker Funds, Inc.("QFI"). Pursuant to a Shareholder Servicing Agreement (the "Agreement") previously adopted by the Trust for the Fund, QFI provides oversight with respect to the Advisor, arranges for payment of investment advisory and administrative fees, coordinates payments under the Fund's Distribution Plan, develops communications with existing Fund shareholders, assists in responding to shareholder inquiries, and provides other shareholder servicing tasks. Laurie Keyes, Jeffry H. King and Peter F. Waitneight, each of whom is a Trustee of the Trust, control Quaker Funds, Inc. Quaker Funds, Inc. was formed as a Pennsylvania corporation in 1996 and is located at 1288 Valley Forge Road, Suite 76, Valley Forge, Pennsylvania 19482. QFI currently operates under a voluntary agreement to waive receipt of its fee, if necessary, to limit operating expenses and maintain the expense ratio of the Fund. No shareholder servicing fees were paid to QFI by the Fund for the fiscal year ended June 30, 1998.

As part of its continuing efforts to maximize services to shareholders, the Board considered the fee arrangement with QFI, in light of the contemplated changes to the Fund. The Trust presently has entered into similar agreements with QFI for each fund in the Trust. QFI receives a fee of 0.25% annually of the net asset value of each fund's assets for all funds in the Trust except for the Fixed Income Fund, which pays a fee of 0.15% to QFI, and the Fund, which currently pays a fee of 0.20% annually.

At its meeting on January 20, 1999, the Board considered the services provided to the Fund by QFI and considered the impact of the changes to the Fund on QFI and its responsibilities under its Agreement. There was extensive discussion among the Board as to the potential increases in the responsibilities of QFI with respect to the Fund in determining whether to increase the fees paid to QFI under the Agreement.

As a result of its considerations and deliberations, at its meeting on January 20, 1999, the Board voted to approve an increase in fees paid to QFI under the Agreement to an annual rate of 0.25% of average daily net assets. This action was undertaken in order to achieve parity among the funds in the expenses paid to QFI for similar services. In approving the fee increase, the Board gave great weight to the assurances of QFI that it would continue to operate under the same voluntary agreement to waive receipt of its fees in order to control Fund expenses.

Although the Board has the authority to approve the changes described above, the Board again desires to involve shareholders in decisions which materially affect their investments. Accordingly, this issue is being submitted to the shareholders for their ratification.

The Board of Quaker recommends that shareholders of the Fund vote FOR approval of the Shareholder Servicing Agreement fee increase for QFI.

ITEM 5. NEW RULE 12B-1 DISTRIBUTION PLAN

INTRODUCTION

Rule 12b-1 under the 1940 Act (the "Rule"), provides, among other things, that an investment company (mutual fund) may bear expenses of distributing its shares only pursuant to a plan (a "Rule 12b-1 Plan") adopted in accordance with the Rule. FAMCO. is a party to the Fund's current Rule 12b-1 Plan.

Due to the pending resignation of FAMCO as Advisor to the Fund, pursuant to a vote of Quaker's Board and independent Trustees, voting separately, Compu-Val was chosen to be the new Advisor to the Fund. As required by the 1940 Act, each Fund's Rule 12b-1 Plan provides for its automatic termination in the event of its assignment. Accordingly, a new Rule 12b-1 Plan is being submitted for shareholder approval. THE NEW RULE 12B-1 PLAN IS ON THE SAME TERMS AS QUAKER'S CURRENT RULE 12B-1 PLAN. A form of the new Rule 12b-1 Plan is attached hereto as Exhibit C. NO CHANGE IN FEES IS BEING PROPOSED.

On January 20, 1999, the Board, including a majority of the "non-interested" Trustees, voted to approve the new Rule 12b-1 Plan and directed that the Plan be submitted to the Fund shareholders at the Meeting, along with a recommendation that such shareholders approve the Rule 12b-1 Plan.

If the new Rule 12b-1 Plan is approved by the Fund shareholders, it will become effective and will replace the current Rule 12b-1 Plan immediately. If the shareholders do not approve the new Rule 12b-1 Plan, the Board would consider appropriate action.

DESCRIPTION OF THE NEW RULE 12B-1 PLANS

As noted above, a form of the new Rule 12b-1 Plan is attached as Exhibit C and this summary is qualified in its entirety by reference to Exhibit C. THE TERMS OF THE NEW RULE 12B-1 PLAN DESCRIBED BELOW ARE THE SAME AS IN THE CURRENT RULE 12B-1 PLAN.

Under the new Rule 12b-1 Plan, Compu-Val and others may receive a distribution fee, payable as an expense of the Shares of the Fund, which Compu-Val would use to pay for distribution services which it had previously provided to the Fund. If Rule 12b-1 fees are paid under the Plan for such services, the investment advisory fees paid to Compu-Val will decrease by the same amount as the Rule 12b-1 fees paid, so that total Fund expenses will be unaffected. Compu-Val bears all the expenses of providing such services, including the payment of any commissions or distribution fees. Compu-Val provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. Quaker bears the cost of qualifying and maintaining the qualification of Shares for sale under the securities laws of the various states, and the expense of registering its Shares with the SEC.

Fund Shares are sold to the public at net asset value. Like the current Plan, Compu-Val may receive a distribution fee, payable monthly upon presentation to the Fund of receipts evidencing proper expenditures, at an annual rate of not greater than 0.25% of average daily net assets of the Fund Shares. However, like the current Plan, Compu-Val's investment advisory fee will decrease by any amounts paid pursuant to the Plan, so that the effect on shareholders will be that overall fees will not increase.

No fees have been paid to date from the current Rule 12b-1 Plan.

The new Rule 12b-1 Plan will continue in effect for an initial term of one year, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board, including, in either event, the vote of a majority of the "non interested" Trustees, cast in person at a meeting called for such purpose. Pursuant to the new Rule 12b-1 Plan, Compu-Val will prepare reports to the Board on a quarterly basis showing the amounts paid to the various firms, if any, and such other information as from time to time the Board may reasonably request.

In approving the new Rule 12b-1 Plan, the Board determined, as with the current Rule 12b-1 Plan, that there is a reasonable likelihood that the new Rule 12b-1 Plan would benefit Quaker, the Fund and its shareholders. In doing so, the Board considered several factors, including that the new Rule 12b-1 Plans would likely
(i) facilitate distribution of the Fund's shares, (ii) help maintain the competitive position of Quaker in relation to other funds that have implemented or are seeking to implement similar distribution arrangements; and (iii) permit possible economies of scale through increased Fund size.

BOARD OF TRUSTEES RECOMMENDATION

As a result of their consideration of the foregoing factors, the Board voted to approve the new Rule 12b-1 Plan and to submit it to the shareholders for their approval.

The Board recommends that shareholders vote FOR approval of the new Rule 12b-1 Plans.
--------------------------------------------------------------------------------

OTHER INFORMATION

UNDERWRITER.

Declaration Distributors, Inc. ("DDI") is a broker/dealer registered as such with the Securities and Exchange Commission, and is a member in good standing of the National Association of Securities Dealers. DDI has been providing underwriting services to mutual fund companies for ten years. DDI is a wholly-owned subsidiary of Declaration Holdings, Inc. ("DHI"), a Delaware corporation. Declaration Service Company ("DSC"), another wholly-owned subsidiary of DHI, provides transfer agency, accounting and administrative services to mutual fund companies, including Quaker.

DDI receives a flat fee of $10,000 per year from Quaker as principal underwriter for all series of Quaker. Quaker receives in all cases the full net asset value of the shares sold.

ALLOCATION OF PORTFOLIO TRANSACTIONS. Compu-Val will be the investment manager for the Fund. Compu-Val, in effecting purchases and sales of portfolio securities for the account of the Fund, implements Quaker's policy of seeking best execution of orders, which includes best net prices, except to the extent that Compu-Val may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and Compu-Val. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of the Advisor and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, Compu-Val may give consideration to those firms that have sold or are selling shares of Quaker, as well as to those firms that provide market, statistical and other research information to Quaker and to Compu-Val. Compu-Val is not authorized to pay higher commissions or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

Compu-Val may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities Exchange Act of 1934 and procedures adopted by the Board, the Fund could pay to a firm that provides research services to Compu-Val a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if Compu-Val determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or Compu-Val's overall responsibilities to the Fund or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of Compu-Val and its subsidiaries. In addition, the investment management fee paid by the Fund to Compu-Val is not reduced because it receives these research services.

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by Compu-Val, including any additional solicitation made by letter, telephone or telegraph. The legal costs associated with the preparation of this proxy will be paid by Quaker Funds, Inc. In addition to solicitation by mail, certain officers and representatives of Quaker, officers and employees of Compu-Val and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, Quaker and/or Compu-Val may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by the party incurring the expense.

A COPY OF YOUR FUND'S ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO QUAKER, P.O. BOX 844, CONSHOHOCKEN, PA 19428-0844, OR BY CALLING 1-800-220-8888.

PROPOSALS OF SHAREHOLDERS

As a Massachusetts Business Trust, Quaker is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since Quaker does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by Quaker no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Trustees of Quaker is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Quaker.

VOTING, QUORUM

Each share of a Fund is entitled to one vote on each matter submitted to a vote of the holders of that shares of such Fund at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR all items on the proxy. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Quaker or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

All Items to be voted on by this proxy require the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The Declaration of Trust and by-laws of Quaker provide that the presence at a shareholder meeting in person or by proxy of at least 33.3% of the shares of a series constitutes a quorum for that series. Thus, the meeting for a particular series could not take place on its scheduled date if less than 33.3% of the shares of that series were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a series is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that series to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the series as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective series' shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. On Item 1 & 2, abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. On
Item 3, abstentions and broker non-votes will be considered to be both present at the Meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the Items. The Board of Trustees of Quaker recommends an affirmative vote on all items.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,
Peter F. Waitneight
President

                                    EXHIBIT A

                              HOLDERS OF MORE THAN
                             5% OF THE FUND'S SHARES

NAME AND ADDRESS                    % OWNERSHIP               # SHARES
----------------                    -----------               --------
PETER F. WAITNEIGHT                 16.53%                    20,912

LAURIE KEYES                        8.97%                     11,356

TRUST COMPANY
OF ILLINOIS                         19.54%                    24,732

DONALDSON, LUFKIN
& JENRETTE, SEC COR                 6.10%                     7,715

                                    EXHIBIT B

                                     FORM OF
                         INVESTMENT MANAGEMENT AGREEMENT

                          INVESTMENT ADVISOR AGREEMENT

     AGREEMENT, made this 26 day of February, 1999, between Quaker Investment Trust (the "Trust") and Compu-Val Investments, Inc., a Delaware corporation (the "Advisor"), registered as an investment Advisor under the Investment Advisors Act of 1940, as amended (the "Act").

                                   BACKGROUND

     WHEREAS, the Trust is registered as a diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Trust desires to retain the Advisor to furnish investment advisory services to the Quake Large-Cap Value Fund (the "Fund") series of the Trust pursuant to the terms and conditions of this Agreement, and the Advisor is willing to so furnish such services;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     The Trust hereby appoints the Advisor to act as Investment Advisor to the Quaker Large-Cap Value Fund (the "Fund") for the periods and on the terms set forth in this Agreement. The Advisor accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The Trust has furnished the Investment Advisor with copies properly certified or authenticated copies of each of the following:

     a. The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (such Declaration, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration");

     b. The Trust's by-laws (such by-laws, as presently in effect and as they may be from time to time amended, are herein called the "by-laws")

     c.   Resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of the Advisor and approving this Agreement;

     d. The Trust's Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), relating to shares of beneficial interest of the fund (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

     e. The Fund's Prospectus, Statement of Additional Information (such Prospectus, together with the statement of Additional Information, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus")

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.


3.   Management
     ----------

Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisor will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. The Advisor further agrees that it:

     (a) Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement.

     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Advisor believes two or more brokers or dealers are comparable in price and execution, the Advisor may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (ii) brokers who are affiliated with the Fund or the Advisor; provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor in principal transactions;

     (c) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the fund.

4.   Services not Exclusive
     ----------------------

The advisory services to be furnished by the Advisor hereunder are not to be considered exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees of the Trust, the Advisor will not serve as an investment advisor to any other investment company having a similar investment objective to that of the fund.

5.   Books and Records
     -----------------

In compliance with Rule 31a-3 promulgated under the 1940 Act, that Advisor hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Fund.

6.   Expenses
     --------

During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund. In addition, in accordance with the Plan of Distribution adopted by the Fund under the provisions of Rule 12b-1 promulgated under the 1940 Act, the Advisor agrees to pay, from the Advisory fees paid to it hereunder, the amounts set forth in Exhibit A attached hereto to qualified brokers and dealers who are authorized to sell Fund shares and receive compensation therefore.

7.   Compensation
     ------------

The Trust will pay the Advisor, and the Advisor will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund. The Advisor hereby acknowledges that the expense ratio for the Fund will be capped at 1.35% of the average daily net assets of the Fund and hereby agrees to waive its fees to the extent necessary to achieve such expense ratio, on a basis that is pro rata to the fees charged by other providers of services to the Fund. All parties to this Agreement do hereby authorize and instruct the Declaration Group, the Fund's Administrator, to provide a calculation each month of the gross amount due the Advisor and to deduct from such amount all applicable amounts of fee waivers as well as the amounts set forth in Exhibit A, if applicable, prior to remitting fee payments hereunder.

8.   Limitation of Liability
     -----------------------

The Advisor shall not be liable for any error of judgement, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

This Agreement shall become effective upon the resignation of the existing investment advisor to the Fund and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Trustees who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Advisor at any time upon sixty (60) days written notice, without payment of any penalty. Provided that termination by the Fund must be authorized by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.  Amendment of this Agreement
     ---------------------------

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute and original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 QUAKER INVESTMENT TRUST

By:                                     By: /s/ Peter F. Waitneight
   ---------------------------             ------------------------------
Title:                                  Title: Chairman


Attest:                                 COMPU-VAL INVESTMENTS, INC.

By:                                     By:
   ---------------------------             ------------------------------
Title:                                               Title:

                                    EXHIBIT A
                                    ---------

                                   12b-1 Fees

     For shares  sold  through  the  Charles  Schwab  Mutual  Fund  Marketplace,
Fidelity Brokerage Services,  Inc.,  Waterhouse  Securities,  Inc., Jack White &
Company, or other companies providing similar services, the 12b-1 fees to be paid shall be equal to 0.20% of the purchase price of such shares.

     For shares sold through an authorized wholesaler, the 12b-1 fees to be paid shall be equal to:

     25% of management fee on amount of Fund shares sold for first 12 months 10% of management fee on such amount for succeeding 12 months
     5% of management fee on such amount thereafter.

     The foregoing shall be in effect with respect to Fund shares until such shares are redeemed.

                                    EXHIBIT C

                                     FORM OF
                           PLAN PURSUANT TO RULE 12B-1

                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
                   -------------------------------------------

WHEREAS, Quaker Investment Trust, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"),engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the"1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in the QUAKER LARGE-CAP VALUE FUND (the "Fund") of the Trust;

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and its shareholders, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

1. Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Shares of the Fund, which activities may include, but are not limited to, the following:
     (a)payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Shares of the Fund; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Shares of the Fund or who render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Fund, and providing such other shareholder services as the Trust may reasonably request; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;
     (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Shares of the Fund, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

2. Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net asset value of the Shares of the Fund for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures. Notwithstanding the foregoing, in no event may such expenditures paid by the Trust as service fees exceed an amount calculated at the rate of0.25% of the average annual net assets of the Shares of the Fund, nor may such expenditures paid as service fees to any person who sells Shares of the Fund exceed an amount calculated at the rate of 0.25% of the average annual net asset value of such shares. Such payments for distribution and shareholder servicing activities may be made directly by the Trust or to other persons with which the Trust has entered into agreements related to this Plan.

3. Term and Termination. (a) This Plan shall become effective as of the26thth day of February, 1999. Unless terminated as herein provided, this Plan shall continue in effect for one year from the date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval. (b) This Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Investor Class of the Fund as defined in the 1940 Act.

4. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Investor Class of the Fund as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

5. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

6. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

7. Record keeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

8. Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Quaker Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

IN WITNESS THEREOF, the parties hereto have caused this Plan to be executed as of the date written above.

                                        QUAKER INVESTMENT TRUST

Attest:                                 By
       -------------------------           ----------------------------

                                        QUAKER LARGE-CAP VALUE FUND

Attest:                                 By
       -------------------------           ----------------------------

--------------------------------------------------------------------------------
                   Thank you for mailing your ballot promptly!
We appreciate your continuing support and look forward to serving your future investment needs.

                             QUAKER INVESTMENT TRUST


1. Approve a new investment management agreement with Compu-Val Investments, Inc. on different terms than the current agreement between the Fund and Fiduciary Asset Management Co.

     For                       Against                    Abstain
     / /                       / /                        / /

2. Approve new fundamental investment policies for the Fund changing to a large-cap value oriented approach with tax enhanced investing techniques.

     For                       Against                    Abstain
     / /                       / /                        / /

3. Ratify a change in the Fund's name from the Quaker Enhanced Stock Market Fund to the Quaker Large-Cap Value Fund.

     For                       Against                    Abstain
     / /                       / /                        / /

4. Ratify an increase in the fees paid to the Fund's sponsor, Quaker Funds, Inc., from 0.20% per annum to 0.25% per annum.

     For                       Against                    Abstain
     / /                       / /                        / /


5. Approve a new Rule 12b-1 distribution plan on the same terms as the current plan.

     For                       Against                    Abstain
     / /                       / /                        / /


Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                          Date

X
--------------------------------------------------------------------------------
Signature                                                          Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with Quaker. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint David F. Ganley and Paul L. Giorgio, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held February 26, 1999, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. The proxy is solicited by the Board of Quaker which recommends a vote "FOR" all matters.